FORWARD FUNDS

Supplement dated June 13, 2018

to the

Salient International Dividend Signal Fund Investor Class, Institutional Class and Class I2 Prospectus, Salient International Dividend Signal Fund Class A and Class C Prospectus, and Salient International Dividend Signal Fund Statement of Additional Information

each dated May 1, 2018, as supplemented

NOTICE OF LIQUIDATION OF SALIENT INTERNATIONAL DIVIDEND SIGNAL FUND

On June 8, 2018, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Salient International Dividend Signal Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or around August 13, 2018 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record as of the close of business on the business day preceding the Liquidation Date all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

IN LIGHT OF THE PLANNED LIQUIDATION, EFFECTIVE ON JUNE 14, 2018, SHARES OF THE SALIENT INTERNATIONAL DIVIDEND SIGNAL FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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SUPP INTL DIV SGNL LIQ 06132018